                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934




  Date of Report (Date of earliest event reported)  February 28, 1997




                         NUKO INFORMATION SYSTEMS, INC.
      ----------------------------------------------------------------
             (Exact name of registrant as specified in its charter)




         Delaware                        2-31438             16-0962874
-------------------------------         -----------       ------------------
(State or other jurisdiction of         (Commission        (I.R.S. Employer
incorporation or organization)            File No.)       Identification No.)




         2391 Qume Drive
      San Jose, California                                        95131
-------------------------------------                           ----------
(Address of principal executive offices)                        (Zip Code)




  Registrant's telephone number, including area code (408) 526-0288





             ______________________________________________________
                        (Former name or former address,
                         if changed since last report.)





                                  Page 1 of 57
                            Exhibit Index on Page 5

ITEM 5.  OTHER EVENTS


                 On February 28, 1997, the Registrant issued to a single institutional investor (the "Investor") 5,000 shares of Series A Convertible Preferred Stock, $0.001 par value per share ("Convertible Preferred"), for an aggregate purchase price of $5,000,000, pursuant to the second closing under a Securities Purchase Agreement, dated as of December 13, 1996, by and between the Registrant and the Investor (the "Purchase Agreement").

                 The Convertible Preferred, together with a premium thereon accruing at the rate of 7% per annum, is convertible into Common Stock at a conversion price equal to the lesser of (i) $16 per share and (ii) a discount to the per share market price of the Registrant's Common Stock (based on a ten day average thereof) on the conversion date. The discount is 10% through March 16, 1997 and 15% thereafter. For every two shares of Common Stock issued upon conversion of the Convertible Preferred, the holder will receive one five-year warrant to acquire a share of Common Stock at an exercise price of $18 per share.

                 The Registrant also issued to the investor a Stock Purchase Warrant (the "Warrant") to purchase 625,000 shares of its Common Stock. The Warrant has an exercise price equal to the average closing bid price for the Registrant's Common Stock on The Nasdaq Stock Market's National Market System for the thirty trading days beginning June 1, 1997 and may be exercised at any time after the end of such thirty-day trading period and before March 1, 2002. In connection with its issuance of the Warrant, the Registrant has granted registration rights with respect to the shares of Common Stock underlying the Warrant pursuant to a Warrant Share Registration Rights Agreement dated as of February 28, 1997 by and between the Registrant and the Investor.

                 As consideration for the issuance of the Warrant, the Investor agreed to defer from March 17, 1997 to April 30, 1997 its right to increase from 10% to 15% the discount to market at which it may convert shares of Convertible Preferred purchased at the second closing into shares of Common Stock. As of the date hereof, there have been no conversions of the Convertible Preferred.

                 The foregoing summary of the terms of the Purchase Agreement, the Convertible Preferred and the Warrant does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, the Certificate of Designation containing the designations, preferences and rights of the Convertible Preferred and the Warrant, which are incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (C)     EXHIBITS

         3.1     Amended and Restated Certificate of Incorporation of the
                 Registrant.

         3.2 Certificate of Designation containing the designations, preferences and rights of the Registrant's Series A Convertible Preferred Stock.

         4.1 Securities Purchase Agreement, dated as of December 13, 1996, by and between the Registrant and RGC International Investors, LDC, including the Form of Stock

                 Purchase Warrant attached as Exhibit B thereto (incorporated by reference to Exhibit 4.1 to the Registrant's Current Report on Form 8-K filed December 20, 1996).

         4.2 Registration Rights Agreement, dated as of December 13, 1996, by and between the Registrant and RGC International Investors, LDC (incorporated by reference to Exhibit 4.2 to the Registrant's Current Report on Form 8-K filed December 20,
                 1996).

         4.3 Stock Purchase Warrant dated February 28, 1997 issued by the Registrant to RGC International Investors, LDC.

         4.4 Warrant Share Registration Rights Agreement, dated as of February 28, 1997, by and between the Registrant and RGC International Investors, LDC.

         4.5 Letter Agreement dated February 28, 1997 between the Registrant and RGC International Investors, LDC.





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                                   SIGNATURES


                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                       NUKO INFORMATION SYSTEMS, INC.



   DATE:  March 5, 1997                By: /S/ JOHN H. GORMAN
                                           ------------------------------------
                                           John H. Gorman
                                           Vice President -- Finance,
                                           Chief Financial Officer and Secretary





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                                 EXHIBIT INDEX


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
  Exhibit No.                                           Exhibit                                         Page
  -----------                                           -------                                         ----
    3.1           Amended and Restated Certificate of Incorporation of the Registrant.                  6

    3.2           Certificate of Designation containing the designations, preferences and rights of    10
                  the Registrant's Series A Convertible Preferred Stock.

    4.1           Securities Purchase Agreement, dated as of December 13, 1996, by and between the     __
                  Registrant and RGC International Investors, LDC, including the Form of Stock
                  Purchase Warrant attached as Exhibit B thereto (incorporated by reference to
                  Exhibit 4.1 to the Registrant's Current Report on Form 8-K filed December 20,
                  1996).

    4.2           Registration Rights Agreement, dated as of December 13, 1996, by and between the     __
                  Registrant and RGC International Investors, LDC (incorporated by reference to
                  Exhibit 4.1 to the Registrant's Current Report on Form 8-K filed December 20,
                  1996).

    4.3           Stock Purchase Warrant dated February 28, 1997 issued by the Registrant to RGC       27
                  International Investors, LDC.

    4.4           Warrant Share Registration Rights Agreement, dated as of February 28, 1997, by       40
                  and between the Registrant and RGC International Investors, LDC.

    4.5           Letter Agreement dated February 28, 1997 between the Registrant and RGC              57
                  International Investors, LDC.
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